EXHIBIT (32)

CERTIFICATION PURSUANT TO
18 U.S.C. § 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Peoples Bancorp of North Carolina, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best knowledge of the undersigned:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities
Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 24, 2010	/s/ Tony W. Wolfe
Tony W. Wolfe
Chief Executive Officer

Dated: March 24, 2010	/s/ A. Joseph Lampron
A. Joseph Lampron
Chief Financial Officer